GALES INDUSTRIES INCORPORATED

                           PLACEMENT AGENCY AGREEMENT

                                                  Dated as of September 26, 2005

GunnAllen Financial Inc.
5002 W. Waters Ave
Tampa, Florida 33634

                         Re: Private Placement Offering

Ladies and Gentlemen:

            Gales Industries Incorporated, a Delaware corporation (the "Company" or "GI") proposes to offer (the "Offering") for sale in a private offering pursuant to Section 4(2) and/or Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), an aggregate of up to $9,000,000 of units ("Units"), each Unit comprised of (i) ten (10) shares of Series A convertible preferred stock, par value $.0001 per share ("Preferred Stock") of the Company. The shares of Preferred Stock and Units are sometimes referred to as the "Offering Securities". Sales of the Offering Securities shall be made solely to "Accredited Investors" as defined in Rule 501 promulgated by the Securities and Exchange Commission ("SEC"). This letter agreement shall confirm our agreement concerning GunnAllen Financial, Inc. acting as our exclusive placement agent (the "Placement Agent" or "GAF") in connection with the offer and sale of the Offering Securities in the Offering.

            The Company shall prepare and deliver to the Placement Agent copies of a confidential offering memorandum ("Offering Memorandum"), relating to, among other things, the Company, the Offering and the Offering Securities. The Offering Memorandum, including all exhibits and appendices thereto (including, without limitation, the Subscription Agreement and Investor Questionnaire, referred to sometimes as "Subscription Documents" ) and documents delivered therewith, are referred to herein as the "Disclosure Statement" and shall include any supplements or amendments required thereto in accordance with this Agreement.

      l. Appointment of Placement Agent.

      On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby appoints GunnAllen Financial, Inc. as its exclusive Placement Agent and grants to you the exclusive right to offer, as its agent, the Units and the Bridge Offering (as defined in Section 2(h) below) pursuant to the terms of this Agreement. On the basis of such representations and warranties, and subject to such conditions, you hereby accept such appointment and agree to use your reasonable best efforts to secure subscriptions to purchase up to $9,000,000 of Units in the Offering and the Bridge Offering. The Company understands that, in soliciting purchasers of Units and the Bridge Offering and in assuming its other obligations hereunder, the Placement Agent will be acting solely as agent for the Company, and not as principal, and that the Placement Agent's responsibility is limited to acting on a "reasonable best efforts" basis under the circumstances in attempting to arrange the sale of Units, with no understanding, expressed or implied, of a commitment on the Placement Agent's part to underwrite or purchase the Units or the Bridge Offering.

      2. Terms of the Offering and Bridge Offering.

            (a) The Offering shall consist of up to 90 Units of the Company comprised of an aggregate of 900 shares of Preferred Stock. The Offering shall be made on a "best efforts - all or none" basis as to $6,500,000 of Units (the "Minimum Offering") and on a "best efforts" basis as to an additional $1,500,000 of Units (the "Maximum Offering"). In addition, the Offering may be expanded at the option of the Placement Agent and the Company by an additional $1,000,000 of Units. Unless the Minimum Offering is sold, no Units will be sold prior to the expiration of the Offering Period and all subscriptions will be returned to subscribers without interest or deduction.

            (b) The terms of the Preferred Stock shall be in form and substance acceptable to the Placement Agent, and shall be substantially in accordance with the terms and conditions contained in Exhibit A annexed hereto.

            (c) The Offering shall commence on the date that the Company delivers the Disclosure Statement, in form and substance satisfactory to the Placement Agent and shall expire at 3:00 p.m., New York time, on October 31, 2005 and may be extended for up to one additional 45 day period at the discretion of the Placement Agent; provided, however, the Minimum Offering must be subscribed for prior to 3:00 pm on October 31, 2005. Such period, as same may be so extended, shall hereinafter be referred to as the "Offering Period."

            (d) Each prospective investor ("Prospective Investor") who desires to purchase Units shall deliver to the Placement Agent one copy of the Subscription Documents and immediately available funds in the amount necessary to purchase the number of Units such Prospective Investor desires to purchase. The minimum amount of Units purchased by each Prospective Investor shall equal $100,000 unless lesser subscriptions are accepted mutually by the Placement Agent and the Company. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Disclosure Statement or the authenticity, sufficiency, or validity of any check delivered by any Prospective Investor in payment for Units.

            (e) The Placement Agent and the Company shall establish a non-interest bearing escrow account (the "Escrow Account") with Signature Bank of New York (the "Escrow Agent"), at the cost of the Company. The Placement Agent shall deliver each check (or cause each wire of funds or funds transfers) received from a Prospective Investor to the Escrow Agent for deposit in the Escrow Account in accordance with applicable rules of the National Association of Securities Dealers, Inc. ("NASD") and shall deliver the executed copies of the Subscription Documents received from such Prospective Investor to the

Company. The Company shall notify the Placement Agent promptly of the acceptance or rejection or any subscription. In the event that the Company determines to reject a subscription, it shall have a valid business or legal purpose in rejecting such subscription. No funds shall be released from the escrow account except upon written authorization of both parties.

            (f) If subscriptions for the Minimum Offering are not received from Prospective Investors prior to October 31, 2005 and accepted by the Company and the Placement Agent, the Offering shall be canceled, all funds received and held in the Escrow Account shall be refunded in full to te Prospective Investors without interest or deduction. Assuming that the Minimum Offering is completed on or before October 31, 2005, then additional subscriptions shall be accepted into escrow up to the Maximum Offering (and any additional over subscriptions up to $1,000,000) and additional closings shall be held from time to time.

            (g) You may engage other persons selected by you to assist you in the Offering (each such broker/dealers being hereinafter referred to as a "Selling Group Member") and you may allow such Selling Group Member such part of the compensation and payment of expenses payable to you under Section 6 hereof as you shall determine. Any such Selling Group Member shall be a member firm in good standing as a broker-dealer under the rules of the NASD. The Company hereby makes such representations and warranties to, and covenants and agreements with, any Selling Group Member (including an agreement to indemnify such Selling Group Member on terms substantially similar to Section 17 hereof) as provided herein and each Selling Group Member shall make representations, warranties and covenants to the Company identical to those made by the Placement Agent to the Company in Section 4 hereof and shall agree to indemnify the Company in the manner set forth in Section 17 hereof. The Placement Agent shall indemnify and hold harmless the Company from any and all claims of any selling group member for fees or other compensation. In addition to the foregoing, the Placement Agent hereby agrees that, at no additional cost to the Company, Atlas Capital Services, LLC ("Atlas Capital") (subject to negotiation between GAF and Atlas Capital of a mutually acceptable selling agent agreement) shall have the right to participate as a selling agent in the Offering with respect to obtaining subscriptions for gross proceeds of up to $3,000,000 and, in the event that the Placement Agent is unable to secure subscriptions for at least $6,500,000 in gross proceeds (excluding subscriptions secured by Atlas Capital) on or prior to a date which is 45 days from the date of delivery of the final Disclosure Statement to GAF, Atlas Capital shall have the right to participate as a selling agent in the Offering with respect to such further amount equal to the difference between $6,500,000 and the amount of subscriptions secured by GAF as of such 45th day.

            (h) The Company hereby grants GAF the right to obtain subscribers for an offering of promissory notes and warrants prior to the commencment of the Offering ("Bridge Offering") in order to provide the Company with operating funds pending the initial Closing of the Offering. The principal amount of the notes shall not exceed $105,000, and the notes shall be repayable in full upon the earlier of (i) one year from the date of issuance or (ii) within five (5) days of the initial Closing of the Offering. The notes shall be convertible at the option of the holder into shares of Common Stock at a conversion price equal to $0.22. In addition, the investors in the Bridge Offering shall have the right, at their option, to subscribe in the Offering by utilizing the principal amount of the notes for the subscription price in the Offering. The warrants to be issued to the Bridge Offering investor shall have an exercise price of $0.22 per share, and shall be exercisable for a period of five years from the date of issue, and shall provide for piggyback registration rights for any registration statement filed by the Company as contemplated for investors in the Offering. GAF shall be entitled to receive compensation for the Bridge Offering in an amount and of the same nature as provided in Section 5 below, which amounts shall be paid at closing of the Bridge Offering.

      3. Interim Closings/Final Closing

            (a) Subject to the conditions set forth in Section 8 hereof, if subscriptions for the Minimum Offering have been received in escrow prior to the expiration of the Offering Period and accepted by the Company, a closing under this Agreement (the "Initial Closing") shall be held at the offices of counsel to the Placement Agent, or such other place as the parties may agree, as soon as practicable following the date upon which the Placement Agent and the Company confirm in writing to each other that subscriptions for the Minimum Offering have been accepted or at such other place, time, or date as the Company and you shall agree upon. The date upon which the Initial Closing is held shall hereinafter be referred to as the "Initial Closing Date."

            (b) At any time prior to the expiration of the Offering Period following the Initial Closing and after receipt in escrow and acceptance by the Company of subscriptions for the sale of additional Units in increments of at least $500,000 ("Interim Closing Amount") or such other amounts as may be agreed upon from time to time up to the Maximum Offering, one or more closings (each an "Interim Closing") shall take place in the manner herein set forth with respect to the Initial Closing. In the event that the Offering Period expires prior to receipt in escrow and acceptance by the Company of an Interim Closing Amount, a final closing shall be held at such time regardless of the amount then held in escrow. The final Interim Closing to be held in accordance herewith shall be deemed the "Final Closing" and the date thereof shall be the "Final Closing Date". References herein to a "Closing" shall mean the Initial Closing, any Interim Closing or the Final Closing, as the context requires, and the date thereof shall be referred to as a "Closing Date."

      4. Representation, Warranties and Covenants of the Placement Agent

            The Placement Agent represent, warrants and covenants to the Company as follows:

            (a) The Placement Agent is duly formed and validly existing and in good standing under the laws of its State of formation.

            (b) The Placement Agent is, and at the time of each Closing will be, a member in good standing of the NASD.

            (c) Sales of Units by the Placement Agent will only be made in such jurisdictions in which the Placement Agent or a Selling Group Member is a registered broker-dealer or where an applicable exemption from such registration exists.

            (d) Offers and sales of Units by the Placement Agent will be made only in accordance with this Placement Agreement and in compliance with the provisions of Regulation D an/or Section 4(2) of the Securities Act (it being understood and agreed that the Placement Agent shall be entitled to rely upon the information and statements provided by the Prospective Investor in the Subscription Documents), and the Placement Agent will furnish to each Prospective Investor a copy of the Disclosure Statement prior to accepting any subscription for the Units.

      5. Compensation

            (a) If subscriptions for the Minimum Offering are received in escrow prior to the expiration of the Offering Period and accepted by the Company, you shall be entitled, on each Closing Date, as compensation for your services as Placement Agent under this Agreement, to selling commissions equal to 6 % and a management fee of 4% of the gross proceeds received by the Company from the sale of the Units effected at each Closing. In addition, the Placement Agent will receive a non-accountable expense allowance equal to 2% of the gross proceeds of the Offering. Such amounts may be deducted by GAF out of the funds received from the sale of the Units and deposited in the Escrow Account, on each Closing Date.

            (b) In addition to the cash compensation payable pursuant to clause
(a) above, the Placement Agent shall be entitled to receive common stock purchase warrants to purchase an aggregate of 10% ("Agent Warrants") of the shares underlying the Preferred Stock sold in the Offering. The exercise price shall be equal to $0.22 per share. The Agent Warrants shall include provisions for "cashless exercise", be exercisable for term five years from the final closing date of the Offering and contain registration rights similar to those granted to investors in the Offering. The Agent Warrants shall otherwise be in form and substance acceptable to the Placement Agent.

      6. Representations and Warranties of the Company

            (a) The Company represents and warrants to, and agrees with, the Placement Agent that:

                  (i) Assuming the accuracy of the representations and warranties of the Prospective Investors set forth in the Subscription Documents and the representations and warranties of the Placement Agent set forth herein, the Disclosure Statement (a) contains, and at all times during the period from the date hereof to and including each Closing Date, will contain all information required to be contained therein, if any, pursuant to Regulation D and all applicable federal and/or state securities and "blue sky" laws, and (b) does not, and during such period will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances made therein not misleading. Each contract, agreement, instrument, lease, license, or other document required to be described in the Disclosure Statement shall be, and have been, accurately described therein.

                  (ii) No information provided by the Company to Prospective Investors in addition to the Disclosure Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of circumstances made therein not misleading.

                  (iii) All offers and sales by the Company of any of its Securities prior to the date hereof have been in compliance with all federal and state securities laws.

                  (iv) The Company is, and at all times during the period from the date hereof to and including each Closing Date will be, a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority, and has obtained all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits and declarations of and from, and has made filings with, all foreign, federal, state and local authorities, to own, lease, license, and use its properties and assets and to conduct its business as presently conducted as described in the Disclosure Statement and/or in any such case where the failure to have any of the foregoing would not have a material adverse effect on the Company's presently conducted business. As of the date hereof, the Company is, and at all times during the period from the date hereof to and including each Closing Date, duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on the Company's business.

                  (v) The Company shall have at each Closing an authorized capitalization consisting of (A) 100,000,000 shares of Common Stock, $.0001 par value and (ii) 1,000,000 shares of preferred stock, par value $.0001 per share, 1,000 of which have been designated as Series A, and none of which are issued and outstanding as of the date hereof). Each issued and outstanding share of Common Stock and preferred stock is duly authorized, validly issued, fully paid, and non-assessable, without any personal liability attaching to the ownership thereof solely by being such a holder, and has not been issued and is not owned or held in violation of any preemptive rights of stockholders. Other than as described in the Disclosure Statement, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for any class of capital stock of the Company, except as may be properly described in the Disclosure Statement.

                  (vi) As of the date hereof there is no, and as of each Closing Date shall not be any, litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or to the Company's knowledge threatened, with respect to the Company, or its respective operations, businesses, properties, or assets, except as properly described in the Disclosure Statement or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company. The Company is not, nor as of each Closing Date shall be, in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as properly described in the Disclosure Statement or such as individually or in the aggregate do not have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

                  (vii) As of the date hereof, the Company has, and at all times during the period from the date hereof to and including the Final Closing Date, shall have, good and marketable title in fee simple absolute to all real properties and good title to all other properties and assets which the Disclosure Statement indicate are owned by it, free and clear of all liens other than liens for taxes not yet due and payable, charges, pledges, mortgages, security interests, and encumbrances, except as may be properly described in the Disclosure Statement or such as in the aggregate do not now have and will not in the future have a material adverse effect (individually or in aggregate) upon the financial condition, results of operations, business, properties, or assets of the Company.

                  (viii) As of the date hereof, the Company is not, and at all times during the period from the date hereof to and including the Final Closing Date, shall not be, in violation or breach of, or in default with respect to complying with any material provision of any material contract, agreement, instrument, lease, license, arrangement, other than any such violation or breach which would not have, individually or in the aggregate, a material adverse effect on the Company's business, and each such contract, agreement, instrument, lease, license, arrangement, and understanding is in full force and effect and is the legal, valid, and binding obligation of the parties thereto enforceable as to them in accordance with its terms. The Company enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating as of the date hereof. Except as disclosed in the Disclosure Statement or as contemplated under Section 7(i) hereof, as of the date hereof, the Company is not a party to or bound by any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or may in the future have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company. The Company is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation or By-Laws.

                  (ix) There is no right under any patent, patent application, trademark, trademark application, trade name, service mark, copyright, franchise, or other intangible property or asset (all of the foregoing being herein called "Intangibles") necessary to the business of the Company as presently conducted, except as disclosed in the Disclosure Statement. To the knowledge of the Company, there is no Intangible of others which has had or may in the future have a materially adverse effect on the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company.

                  (x) To its best knowledge, the Company has not infringed, is infringing, or has received notice of infringement with respect to asserted Intangibles of others. To the best knowledge of the Company, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company, materially infringe upon any like right of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions of any kind whatsoever, sufficient patents, trademarks, service marks, trade names, copyrights, licenses and right with respect to the foregoing, to conduct its business as presently conducted except as set forth in the Disclosure Statement, and (ii) except as set forth in the Disclosure Statement, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise. The Company has direct ownership of title to all its intellectual property (including all United States and foreign patent applications and patents), other proprietary rights, confidential information and know-how; owns all the rights to its Intangibles as are currently used in or have potential for use in its business.

                  (xi) The Company has all requisite corporate power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly authorized, executed, and delivered by the Company, is a legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms. Assuming the accuracy of the representations and warranties of the Prospective Investors set forth in the Offering Memorandums and Subscription Documents and the representations and warranties of the Placement Agent set forth herein, no consent, authorization, approval, order, license, certificate, or permit of or from, or registration, qualification, declaration, or filing with, any federal, state, local, foreign, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of this Agreement, the consummation of the transactions contemplated hereby and thereby, and such consents, authorizations, approvals, registrations, and qualifications as may be required under all applicable federal and/or securities or "blue sky" laws in connection with the issuance, sale, and delivery of the Units pursuant to this Agreement.

                  (xii) No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby, and such execution, delivery and performance will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company, or assuming the accuracy of the representations and warranties of the Prospective Investors set forth in the Disclosure Statement and the representations and warranties of the Placement Agent set forth herein, violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, businesses, properties, or assets are subject.

                  (xiii) The Offering Securities shall conform to all statements relating thereto as contained in the Disclosure Statement. The Securities, when issued and delivered to the Prospective Investor pursuant to the terms of this Agreement, shall be duly authorized, validly issued, fully paid and nonassessable, without any personal liability attaching to the ownership thereof solely by being such holder and shall not have been issued in violation of any preemptive rights of stockholders.

                  (xiv) Except and to the extent described in or referred to in the Disclosure Statement (i) no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company on any registration statement to be filed by the Company or to require the Company to file a registration statement under the Securities Act of 1933, as amended, and
(ii) no person or entity holds any anti-dilution or pre-emptive rights with respect to any securities of the Company.

                  (xv) During the period commencing on the date hereof and ending on the Final Closing Date, the Company shall not, without prior notice to and consent of the Placement Agent: (A) issue any securities or incur any liability or obligation, primary or contingent, for borrowed money; (B) except as described under Section 7(i) hereof, enter into any transaction not in the ordinary course of business; or (C) declare or pay any dividend on its capital stock.

                  (xvi) Neither the Company nor any of its officers, directors, or affiliates, has engaged or will engage, directly or indirectly, in any act or activity that may jeopardize the status of the offering and sale of the Units as an exempt transaction under the Act or under all applicable federal and/or state securities or "blue sky" laws of any jurisdiction in which the Units may be offered or sold.

                  (xvii) All contracts, agreements, licenses and leases described in the Disclosure Statement have been accurately described and all material terms are contained in such description.

                  (xviii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (xix) Subsequent to the dates as of which information is given in the Offering Memorandum through the Closing Date, and except as may otherwise be properly described in the Offering Documents, (A) the Company has not, except in the ordinary course of business, incurred any liability or obligation, primary or contingent, for borrowed money, (B) there has not been any material change in the capital stock short-term debt or long-term debt of the Company, (C) the Company has not purchased any of its outstanding capital stock nor declared or paid any dividend or distribution of any kind on its capital stock, (D) the Company has not sustained any material loss or interference with its businesses or properties from fire, floor, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (E) there has not been any material adverse change or any development which the Company reasonably believes could result in a prospective material adverse change, in the financial condition results of operations, business, properties, assets, liabilities or future prospects of the Company.

            (xx) To the knowledge of the Company after reasonable investigation, during the past five years, none of the current officers or directors of the Company have been:

                  (a) The subject of a petition under the federal bankruptcy laws or any state insolvency law filed by or against them, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which any or them was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of them was an executive officer at or within two years before the time of such filing;

                  (b) Convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                  (c) The subject of any order, judgment, or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any of them from, or otherwise limiting, any of the following activities:

                        (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

                        (ii) engaging in any type of business practice; or

                        (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities law or federal commodity laws.

                  (d) the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days their right to engage in any activity described in paragraph (c)(i) above, or be associated with persons engaged in any such activity;

                  (e) found by any court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

                  (f) found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

                  (g) found by a court or an administrative agency to have or is alleged to have violated any foreign securities laws.

            (xxi) Except as disclosed in the Disclosure Documents, there are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a consultant's, finder's or origination fee with respect to the sale of the Securities other than to GAF or a selling agent retained by GAF.

            (xxii) All prior offerings of the Company's securities complied in all respects with the Securities Act and the rules and regulations promulgated thereunder and all applicable Blue Sky laws. To its knowledge, no person owning securities of the Company is entitled to a right to require rescission of the securities held by such person. The Company has not, directly or indirectly, solicited any offer to buy or offered to sell any Securities or any other securities of the Company during the twelve-month period ending on the date hereof which offer to buy or offer to sell would be integrated with the Offering contemplated hereunder.

      7. Covenants of the Company

            The Company covenants that it will:

            (a) Notify you immediately, and confirm such notice in writing, (i) when any event shall have occurred during the period commencing on the date hereof and ending on the Final Closing Date, as a result of which the Disclosure Statement would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal, or suspension of the qualification or registration of the Units, or of an exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal, or suspension and if you so request, to obtain the lifting thereof as promptly as possible.

            (b) Not make any supplement or amendment to the Disclosure Statement unless such supplement or amendment complies with the requirements of the Act and Regulation D and the applicable federal and/or state securities and "blue sky" laws and unless you shall have approved of such supplement or amendment in writing. If, at any time during the period commencing on the date hereof and ending on the Final Closing Date, any event shall have occurred as a result of which the Disclosure Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the Placement Agent, it is necessary at any time to supplement or amend the Disclosure Statement to comply with the Act, Regulation D, or any applicable securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance.

            (c) Deliver without charge to the Placement Agent such number of copies of the Disclosure Statement and any supplement or amendment thereto as may reasonably be requested by the Placement Agent.

            (d) Cooperate with counsel to the Placement agent to qualify the offer and sale of the Securities for an exemption from registration under the securities or "blue sky" laws of such jurisdictions as GAF may reasonably request; provided, however, that the Company will not be obligated to qualify to do business as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of its securities in any jurisdiction or in any manner in which such sale may not be lawfully made; in this regard the Company shall be entitled to rely on the representations of Prospective Investors in the Subscription Documents.

            (e) At all times during the period commencing on the date hereof and ending on the Final Closing Date, provide to each Prospective Investor or his Purchaser Representative (as defined in Regulation 501), if any, on request, such information (in addition to that contained in the Disclosure Statement) concerning the Offering, the Company and any other relevant matters, as it possesses or can acquire without unreasonable effort or expense, and to extend to each Prospective Investor or his Purchaser Representative, if any, the opportunity to ask questions of, and receive answers from executives of the Company concerning the terms and conditions of the Offering and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without reasonable effort or expense, as such Prospective Investor or Purchaser Representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such Prospective Investor or Purchaser Representative, as the case may be.

            (f) Disclose to each Prospective Investor, in writing, any material relationship between such Prospective Investor's Purchaser Representative, if any, or its affiliates, on the one hand, and the Company or its affiliates, on the other hand, which, to the knowledge of the Company, then exists or is understood to be contemplated or has existed at any time during the previous two years and any compensation received or to be received as a result of such relationship.

            (g) Apply the net proceeds from the sale of the Units as set forth in the Disclosure Statement.

            (h) Not, during the period commencing on the date hereof and ending on the Final Closing Date, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without the Placement Agent's prior written consent, except as required by applicable securities laws.

            (i) During the period commencing on the date hereof and ending on the Initial Closing Date, provide the Placement Agent and the Prospective Investors with all material information and/or changes ("Updated Information") regarding the terms of (i) the acquisition ("AIM Acquisition") of Air Industries Machining Corp. ("AIM") as set forth in Stock Purchase Agreement dated as of July 25, 2005 among the Company, AIM and the other parties thereto (ii) the execution and delivery of an agreement providing for the merger ("Shell Merger") of the Company with a reporting company under the Securities and Exchange Act of 1934, as amended and the subsequent consummation of the Shell Merger as contemplated under Section 9(f) hereof, and (iii) any credit facility obtained by the Company to provided financing for the AIM Acquisition and related transactions. Prior to the Initial Closing, the Company shall provide each Prospective Investor with a supplement to the Disclosure Statement setting forth in reasonable detail, satisfactory to the Placement Agent and its counsel, the Updated Information.

      8. Payment of Expenses

            The Company hereby agrees to pay all fees, charges, and expenses incident to the performance by the Company of its obligations hereunder, including, without limitation, all fees, charges, and expenses in connection with: (i) the preparation, printing, filing, distribution, and mailing of the Disclosure Statement and all other documents relating to the Offering, and any supplements or amendments thereto, including the cost of all copies thereof;
(ii) the issuance, sale, transfer, and delivery of the Securities, including any transfer or other taxes payable thereon and the fees of any transfer agent or registrar; (iii) the registration or qualification of the or the securing of an exemption therefrom under state or foreign "blue sky" or securities laws, including without limitation, filing fees payable in the jurisdictions in which such registration or qualification or exemption therefrom is sought and disbursements in connection therewith; (iv) filing fees payable to the SEC, if any; (v) the retention of the Escrow Agent, including the fees and expenses of the Escrow Agent for serving as such and the fees and expenses of its counsel, if any; (vi) the costs and expenses of an independent party to complete a credit, criminal and other background due diligence search on the Company's executive officers, which costs and expenses shall not exceed the sum of approximately $1,500, in the event that the Placement Agent determines such search is necessary and (vi) fees of Placement Agent's counsel in the amount of $45,000, of which $5,000 has previously been paid and the remainder shall be paid at the initial closing.

      9. Conditions of Placement Agent's Obligations.

            The obligations of the Placement Agent pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Placement Agent, as of the date hereof and as of each Closing Date, with respect to the performance by the Company of its obligations hereunder, and to the following conditions:

            (a) At each Closing, the Placement Agent shall have received the favorable opinion of Eaton & Van Winkle LLP, counsel for the Company, dated each Closing Date, addressed to the Placement Agent, and in form and scope satisfactory to counsel for the Placement Agent, to the effect that:

                  (i) the Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Disclosure Statement and is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions where registered, licensing or use of property and assets or the conduct of its business makes such qualification necessary (except where the failure to so qualify would not have a material adverse effect upon the Company or its business);

                  (ii) the Company has, as of the date hereof, an authorized, and, to such counsel's knowledge, outstanding capitalization as set forth in the Disclosure Statement. No owner of securities of the Company is entitled as a result of the Offering, to pre-emptive rights to acquire securities of the Company under either the general corporation laws of the State of Delaware or the Certificate of Incorporation of the Company. To the best knowledge of such counsel, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as may be properly described in the Disclosure Statement or in this Agreement. To the best knowledge of such counsel, there is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company, except as may be properly described in the Disclosure Statement;

                  (iii) to the best knowledge of such counsel, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or threatened with respect to the Company or any of its operations, businesses, properties, or assets except as may be properly described in the Disclosure Statement, in this Agreement or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company or which could materially adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement;

                  (iv) counsel has not received written notice, nor oral communications, that the Company is in violation or breach of, or in default with respect to, complying with any provision of any contract, agreement, instrument, lease, license, arrangement, or understanding known to such counsel and which is material to the business of the Company;

                  (v) the Company has all requisite corporate power and authority to execute, deliver, and perform this Agreement, and to consummate the transactions contemplated hereby. All necessary corporate proceedings of the Company have been taken to authorize the execution, delivery, and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company, and is enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application now or hereafter in effect relating to or affecting the enforcement of creditors' right generally and the application of general equitable principles in any action, legal or equitable and then except, as to those provisions relating to indemnity or contribution, such opinion shall be limited as effected by any Federal or state securities laws regarding indemnity and/or contribution;

                  (vi) the Preferred Stock conform to all statements relating thereto contained in the Disclosure Statement. The Preferred Stock shall be validly authorized, validly issued, fully paid, and nonassessable, with no personal liability attaching to the ownership thereof and to such counsel's knowledge shall not have been issued in violation of any preemptive rights of stockholders;

                  (vii) assuming the accuracy of the representations and warranties of the Proposed Investors set forth in the Subscription Agreement and Investor Questionnaires and the representations and warranties of the Placement Agent set forth herein, the Disclosure Statement (except that no opinion need be expressed as to the financial statements, related schedules, or other financial data contained therein) comply as to form (specifically excluding content and substance) in all material respects with requirements of the Act and the regulations thereunder;

                  (viii) counsel has not received any written notice, or oral communication, of any modification, rescission, suspension, or withdrawal of registration or qualification of the Units, or of an exemption from such registration or qualification, has been issued and no proceedings for that purpose have been instituted or threatened;

                  (ix) assuming that (i) the offer and the sale of the Units by the Placement Agent was made in compliance with Regulation D and that the Placement Agent's representations and warranties set forth herein are true and correct, and (ii) that the representations of the Prospective Investors in the Subscription Agreement and Investor Questionnaires signed by them are true and correct (which facts will not be independently verified by such counsel), the sale of Offering Securities in the Offering is exempt from registration under the Securities Act of 1933 and is in compliance with Regulation D and/or Section 4(2) of the Securities Act of 1933;

                  (x) neither the execution and delivery of this Agreement, the issuance of the Securities, nor compliance with the terms hereof or thereof will
(i) conflict with, result in a breach of, or constitute a default under the Articles or Certificate of Incorporation or By-Laws of the Company, or, to the best of such counsel's knowledge, any material contract, instrument, agreement or document to which the Company is a party, or by which the assets or properties of the Company are bound; or (ii) to the best knowledge of such counsel, have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct its business or the ability of the Company to make use thereof as described in the Disclosure Statement.

In rendering such opinion, counsel for the Company may rely (A) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company; and (B) to the extent they deem proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to counsel for the Placement Agent.

            (b) On or prior to the Initial Closing Date the Placement Agent shall have been furnished such information, documents, certificates, and opinions as it may reasonably require for the purpose of enabling it to review the matters referred to in Section 7, and in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, covenants, agreements, or conditions herein contained, or as it may otherwise reasonably request.

            (c) At each Closing, the Placement Agent shall have received (i) a certificate of the chief executive officer and of the chief financial officer of the Company, dated the applicable Closing Date to the effect that, as of the date of this Agreement and as of the applicable Closing Date the representations and warranties of the Company contained herein were and are accurate, and that as of the Closing Date the obligations to be performed by the Company hereunder on or prior thereto have been fully performed; (ii) such other certificates or documents as are usual and customary for Offerings; and (iii) a certificate stating that the conditions for closing of the AIM Acquisition and Shell Merger have been completed other than payment of the purchase price with respect to each trasnaction.

            (d) All proceedings taken in connection with the issuance, sale, and delivery of the Preferred Stock shall be satisfactory in form and substance to GAF and its counsel.

            (e) There shall not have occurred after the date hereof, at any time prior to each Closing: (A) any domestic or international event, act, or occurrence which has materially disrupted, or in your opinion will in the immediate future materially disrupt the securities markets; (B) a general suspension of, or a general limitation on prices for, trading in securities on the Nasdaq Stock Market or the over-the-counter market; (C) any banking moratorium declared by a state or federal authority; (D) any material interruption in the mail service or other means of communication within the United States; (E) any material adverse change in the business, properties, assets, results of operations, or financial condition of the Company; or (F) any change in the market for securities in general or in political, financial, or economic conditions which, in your judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Units.

Any certificate or other document signed by any officer of the Company and delivered to you or to your counsel at a Closing shall be deemed a representation and warranty by the Company hereunder as to the statements made therein. If any condition to your obligations hereunder has not been fulfilled as and when required to be so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment. In the event that you elect to terminate this Agreement, you shall notify the Company of such election in writing. Upon such termination, neither party shall have any further liability or obligation to the other except as provided in Section 11 hereof.

            (f) Prior to or concurrent with the Initial Closing Date, the Company shall (i) consummate the AIM Acquisition of AIR Industries Machining Corp., a New York corporation, upon terms acceptable to the Placement Agent and the Prospective Investors; (ii) obtain a credit facility providing for loans in the amount of not less than $8,000,000 and (iii) consummate the Shell Merger upon terms acceptable to the Placement Agent and the Prospective Investors.

            (g) Prior to or concurrent with the Initial Closing Date, the Company shall have obtained the written agreement from all of the holders of bridge notes (as described in the Offering Documents) (other than Atlas) amending their notes to provide for repayment by the Company within five days of the Initial Closing, subject to the right of the holder to convert such notes into Common Stock of the Company at $0.22 per share.

      10. Termination

            The agency created hereby shall remain in effect until (i) the completion of the Offering, or (ii) the earlier termination as herein provided. If no Units are sold pursuant to the Offering prior to a date which is 60 days following delivery of the Disclosure Statement, either party may terminate the agency created hereby for any reason upon written notice to the Company. In either case, neither party shall have any liability or continuing obligation to the other except that, regardless of which party elects to terminate, (i) the Company agrees to reimburse GAF for, or otherwise pay and bear, the expenses and fees to be paid and borne by the Company as provided for in paragraph 5 above and to reimburse GAF for the full amount of its actual out-of-pocket expenses (which shall include, without limitation, the reasonable fees and disbursements of GAF's counsel, travel and lodging expenses, mailing, printing and reproduction expenses, and any expenses reasonably incurred by GAF in conducting its due diligence) less amounts previously paid to GAF in reimbursement for such expenses and the advance against the non-accountable expense allowance delivered upon the execution of this Agreement, and (ii) the indemnification provisions in paragraph 12 shall remain in full force and effect.

      11. Solicitation Prohibition.

            The Company agrees that, for a period of two years from the date hereof, it shall not solicit any offer to buy from or offer to sell to any person introduced to the Company by GAF in connection with the Offering, directly or indirectly, any securities of the Company or of any other entity, or provide the name of any such person to any other securities broker or dealer or selling agent. In the event that the Company or any of its affiliates, directly or indirectly, solicits, offers to buy from or offers to sell to any such person any such securities, or provides the name of any such person to any other securities broker or dealer or selling agent, and such person purchases such securities or purchases securities from any other securities broker or dealer or selling agent, the Company shall pay to GAF an amount in cash equal to 10% of the aggregate purchase price of the securities so purchased by such person, excluding the exercise of warrants issued as a result of the Offering.

      12. Indemnification and Contribution

            (a) The Company agrees to indemnify and hold harmless the Placement Agent, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls the Placement Agent within the meaning of
Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 12, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Statement or in any document delivered or written statement made pursuant to
Section 7(g), or (B) in any application or other document or communication (it being understood that neither the Company nor any officer, director or employee shall provide any infomation to any Prospective Investor which is not contained in the Disclosure Statement) (in this Section 12 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Units under the "blue sky" or securities laws thereof or in order to secure an exemption from such registration or qualification or filed with the Commission; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company as stated in Section 12(b) with respect to the Placement Agent expressly for inclusion in the Disclosure Statement or in any application, as the case may be; or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

            If any action is brought against the Placement Agent or any of its officers, directors, partners, employees, agent, or counsel, or any controlling persons of the Placement Agent (an "indemnified party"), in respect of which indemnify may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company (the "Indemnifying party") in writing of the institution of such action (but the failure so to notify shall not relieve the indemnifying party from any liability it may have other than pursuant to this Section 12(a)) and the indemnifying party shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expense of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to one or more of the indemnifying parties, in any of which events such fees and expenses of one such counsel shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Units, the Disclosure Statement, or any application.

            (b) The Placement Agent agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents, and counsel, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent in Section 15(a), with respect to any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 12, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) statements or omissions, if any, made in the Disclosure Statement in reliance upon and in conformity with written infomation furnished to the Company as stated in this Section 12(b) with respect to the Placement Agent expressly for inclusion in the Disclosure Statement, and (ii) the failure of the Placement Agent to comply with the provisions of Section 2(c) hereof or with the "blue sky" or securities laws of the jurisdictions in which the Placement Agent solicits offers to buy or offers to sell any Units or any breach of any representation, warranty, covenant or agreement of the Placement Agent contained in this Agreement. If any action shall be brought against the Company or any other person so indemnified based on the Disclosure Statement and in respect of which indemnity may be sought against the Placement Agent pursuant to this
Section 12(b), the Placement Agent shall have the rights and duties given to the indemnifying party, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 12(a).

            (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 12(a) or 12(b) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee, agent, or counsel of the Company, or any controlling person of the Company), on the one hand, and the Placement Agent (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of compensation payable to the Placement Agent pursuant to Section 5(a) hereof but before deducting expenses) received by the Company, and (y) the compensation received by the Placement Agent pursuant to Section 5(a) hereof.

            The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 12(c). In no case shall the Placement Agent by responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 5(a) hereof. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section l42c), each person, if any, who controls the Placement Agent within the meaning of Section l5 of the Act or Section 20(a) of the Exchange Act and each officer, director, partners, employee, agent, and counsel of the Placement Agent, shall have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, employee, agent, and counsel of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 12(c). Anything in this Section 12(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This
Section 12(c) is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.

      13. Board of Directors.

            Upon completion of the Minimum Proceeds and for a period of two years from the final closing, GAF shall have the option to have one person attend meetings of the Board of Directors as a non-voting observer. As a condition to such person participating in GI meetings or otherwise obtaining access to confidential information, such person shall execute a nondisclosure agreement and an agreement to comply with applicable securities laws, which agreement shall be in a form reasonably requested by GI.

      14. Right of First Refusal.

            The Company agrees that if the Minimum Proceeds are received in the Offering, GAF shall have an irrevocable preferential right for a period of two years from the date the Offering is completed to purchase for its account or to sell for the account of the Company, or any subsidiary of or successor to the Company, any securities of the Company or any such subsidiary or successor which the Company, any such subsidiary or successor may seek to sell through itself, through an underwriter, placement agent or broker-dealer, and whether pursuant to registration under the Act or otherwise. The Company, any such subsidiary or successor will consult GAF with regard to any such offering and will offer GAF the opportunity to purchase or sell any such securities on terms not more favorable to the Company, any such subsidiary or successor than it or they can secure elsewhere. If GAF fails to accept such offer within five(5) business days after the mailing of a notice containing such offer by registered mail addressed to GAF (48 hours in the event the offer covers a sale under Rule 144), then GAF shall have no further claim or right with respect to the financing proposal contained in such notice. If, however, the terms of such proposal are subsequently modified in any material respect, the preferential right referred to herein shall apply to such modified proposal as if the original proposal had not been made. GAF's failure to exercise its preferential right with respect to any particular proposal shall not affect its preferential rights relative to future proposals.

      14. Consulting Agreement.

            Upon completion of the Minimum Proceeds, GI shall enter into a financial consulting agreement ("Advisory Agreement") with GAF which agreement shall have a term of 18 months and provide for a monthly fee of $7,500 per month plus out-of pocket expenses which have been approved by the Company. The Advisory Agreement shall provide for early termination of the agreement after the initial six (6) months by the Company upon 30 days written notice. Pursuant to the Advisory Agreement, GAF shall provide advice to the Company with respect to, among other things, business opportunities such as strategic mergers and acquisitions and capital restructuring, if any. GAF shall be entitled, pursuant to the Advisory Agreement, to such fees as may be negotiated by the parties in consideration of services rendered for advising the Company in connection with any particular mergers or acquisition transaction.

      15. Representations and Agreements to Survive Delivery

            All representations, warranties, covenants, and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants, and agreements at the Closing Date and, such representations, warranties, covenants, and agreements, including the indemnification and contribution agreements contained in Section 12, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any indemnified person, or by or on behalf of the Company or any person or entity which is entitled to be indemnified under Section 12(b), and shall survive termination of this Agreement or the issuance, sale, and delivery of the Units. In addition, notwithstanding any election hereunder or any termination of this Agreement, and whether or not the terms of this Agreement are otherwise carried out, the provisions of Sections 11, 12, 13 and 14 shall survive termination of this Agreement and shall not be affected in any way by such election or termination or failure to carry out the terms of this Agreement or any part thereof.

      16. Notices

            All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, shall be mailed, delivered by hand, or sent by overnight courier service, to GunnAllen Financial, Inc. at the address set forth above with a copy to Goldstein Digioia LLP 45 Broadway, 11th Floor, New York, New York 10006 Attention: Brian C. Daughney, Esq.; or if sent to the Company, shall be mailed, delivered or telexed and confirmed by letter, to Gales Industries, Inc. 333 East 66th Street, 9th Floor New York, New York 10021 Attention: Michael A. Gales, Executive Chairman with a copy to Eaton & Van Winkle LLP, 3 Park Avenue, New York, New York 10016 Attn:
Vincent J. McGill, Esq. All notices hereunder shall be effective upon delivery to the address above.

      17. Parties

            This Agreement shall inure solely to the benefit of, and shall be binding upon, the Placement Agent and the Company and the persons and entities referred to in Section l8 who are entitled to indemnification or contribution, and their respective successors, legal representatives, and assigns (which shall not include any purchaser, as such, of Units), and no other person shall have or be construed to have any legal or equitable right remedy, or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

      18. Governing Law/Consent to Jurisdiction

            (a) This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

            (b) The Company (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (b) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or procedure. Each of the Company and the Placement Agent further agrees to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding in the New York State Supreme Court for the Southern District of New York, and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the company in any such suit, action or proceeding. In the event of litigation between the parties arising hereunder, the prevailing party shall be entitled to costs and reasonable attorney's fees.

[signature page is next]

      19. Counterparts

            This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.


            If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                                    Very truly yours,

                                                    GALES INDUSTRIES INCORPORTED


                                                    By: /s/ Michael A. Gales
                                                        ------------------------
                                                    Name: Michael A. Gales
                                                    Title: Executive Chairman
Accepted as of the date
first above written:

GUNNALLEN FINANCIAL, INC.


By:
    -------------------------
Name:
Title:

                  Amendment No. 1 to Placement Agency Agreement

      This Amendment No. 1 to Placement Agency Agreement is dated as of October 25, 2005 by and between Gales Industries Incorporated, a Delaware corporation (the "Company" or "GI") and GunnAllen Financial, Inc. ("Placement Agent" or "GAF").

      Reference is made to the Placement Agency Agreement dated as of September 26, 2005 ("Original Agreement"). The parties hereto desire to amend the Original Agreement upon the terms and conditions contained herein. All terms not otherwise defined herein shall have the meaning ascribed to such term in the Original Agreement.

      1. Section 2(c) of the Original Agreement is hereby restated in its entirety to read as follows:

      (c) The Offering shall commence on the date that the Company delivers the Disclosure Statement, in form and substance satisfactory to the Placement Agent and shall expire at 3:00 p.m., New York time, on November 14, 2005 and may be extended for up to one additional 45 day period at the discretion of the Placement Agent; provided, however, the Minimum Offering must be subscribed for prior to 3:00 pm on November 14, 2005. Such period, as same may be so extended, shall hereinafter be referred to as the "Offering Period."

      2. Section 2(f) of the Original Agreement is hereby restated in its entirety to read as follows:

      (f) If subscriptions for the Minimum Offering are not received from Prospective Investors prior to November 14, 2005 and accepted by the Company and the Placement Agent, the Offering shall be canceled, all funds received and held in the Escrow Account shall be refunded in full to the Prospective Investors without interest or deduction. Assuming that the Minimum Offering is completed on or before November 14, 2005, then additional subscriptions shall be accepted into escrow up to the Maximum Offering (and any additional over subscriptions up to $1,000,000) and additional closings shall be held from time to time.

      3. Section 2(g) of the Original Agreement is hereby restated in its entirety to read as follows:

      (g) You may engage other persons selected by you to assist you in the Offering (each such broker/dealers being hereinafter referred to as a "Selling Group Member") and you may allow such Selling Group Member such part of the compensation and payment of expenses payable to you under Section 6 hereof as you shall determine. Any such Selling Group Member shall be a member firm in good standing as a broker-dealer under the rules of the NASD. The Company hereby makes such representations and warranties to, and covenants and agreements with, any Selling Group Member (including an agreement to indemnify such Selling Group Member on terms substantially similar to Section 17 hereof) as provided herein and each Selling Group Member shall make representations, warranties and covenants to the Company identical to those made by the Placement Agent to the Company in Section 4 hereof and shall agree to indemnify the Company in the manner set forth in Section 17 hereof. The Placement Agent shall indemnify and hold harmless the Company from any and all claims of any selling group member for fees or other compensation.

      4. The Company shall prepare a supplement, in form and substance satisfactory to GAF and their respective counsel, to reflect the terms of this Amendment No.1 to the Original Agreement, and such other matters as the parties shall determine.

      5. All other terms and conditions of the Original Agreement shall remain in full force and effect.

      This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

GALES INDUSTRIES INCORPORATED


By: /s/ Michael A. Gales
    -------------------------
Name: Michael A. Gales
Title: Executive Chairman


GUNNALLEN FINANCIAL, INC.


By:
    -------------------------
Name:
Title:

                  Amendment No. 2 to Placement Agency Agreement

      This Amendment No. 2 to Placement Agency Agreement is dated as of November 10, 2005 by and between Gales Industries Incorporated, a Delaware corporation (the "Company" or "GI") and GunnAllen Financial, Inc. ("Placement Agent" or "GAF").

      Reference is made to the Placement Agency Agreement dated as of September 26, 2005, as previously amended ("Original Agreement"). The parties hereto desire to amend the Original Agreement upon the terms and conditions contained herein. All terms not otherwise defined herein shall have the meaning ascribed to such term in the Original Agreement.

      1. Section 2(c) of the Original Agreement is hereby restated in its entirety to read as follows:

      (c) The Offering shall commence on the date that the Company delivers the Disclosure Statement, in form and substance satisfactory to the Placement Agent and shall expire at 3:00 p.m., New York time, on November 18, 2005 unless extended to November 30, 2005; provided, however, the Minimum Offering must be subscribed for prior to 3:00 pm on November 18, 2005. Such period, as same may be so extended, shall hereinafter be referred to as the "Offering Period."

      2. Section 2(f) of the Original Agreement is hereby restated in its entirety to read as follows:

      (f) If subscriptions for the Minimum Offering are not received from Prospective Investors prior to November 18, 2005 and accepted by the Company and the Placement Agent, the Offering shall be canceled, all funds received and held in the Escrow Account shall be refunded in full to the Prospective Investors without interest or deduction. Assuming that the Minimum Offering is completed on or before November 18, 2005, then additional subscriptions shall be accepted into escrow up to the Maximum Offering (and any additional over subscriptions up to $1,000,000) and additional closings shall be held from time to time.

      3. The Company shall prepare a supplement, in form and substance satisfactory to GAF and their respective counsel, to reflect the terms of this Amendment No. 2 to the Original Agreement, and such other matters as the parties shall determine.

      4. All other terms and conditions of the Original Agreement shall remain in full force and effect.

      This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

GALES INDUSTRIES INCORPORATED               GUNNALLEN FINANCIAL, INC.


By: /s/ Michael A. Gales                    By:
    ---------------------------                 ---------------------------
Name: Michael A. Gales                      Name:
Title: Executive Chairman                   Title: